Dreyfus

California Tax Exempt

Bond Fund, Inc.

SEMIANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                           15 Statement of Operations

                            16   Statement of Changes in Net Assets

                             17 Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                              Dreyfus California

                                                     Tax Exempt Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Tax Exempt Bond Fund, Inc., covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

Municipal bonds were also adversely affected by supply-and-demand considerations. Recently, however, these technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus California Tax Exempt Bond Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How   did   Dreyfus   California   Tax   Exempt   Bond   Fund   Inc.   perform?

The fund achieved a -3.40% total return(1) over the six-month period ended November 30, 1999. In comparison, the Lipper California Municipal Debt Funds Category Average, the Lipper category in which the fund is reported, achieved a -4.06% total return for the same period.(2)

We attribute the fund' s negative return over the past period to a declining municipal bond market and a rising interest-rate environment. The fund's very modest favorable relative outperformance of the Lipper average was primarily the result of our security selection strategy, which was designed to take advantage of attractive values created by the market's decline.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and California state tax-exempt income as is practical from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years, which is consistent with our benchmark index.

What other factors influenced the portfolio's performance?

The portfolio was adversely affected by rising interest rates and a fall-off in demand from institutional investors over the past six months that created generally reduced liquidity in the municipal market.

When the reporting period began on June 1, 1999, investors had become concerned that stronger than expected economic growth, low unemployment and rising commodity prices might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the summer and fall of 1999, causing most bond prices to fall.

Municipal bond prices fell substantially for this reason, and also because of differing supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. One result has been that demand for U.S. Treasury securities has remained strong from both domestic and foreign investors, while the supply has fallen because of the federal budget surplus. As a result, municipal bonds -- including those from California issuers -- are currently offering tax-exempt yields that compare very favorably with the taxable yields on U.S. Treasury securities, after adjusting for taxes. Of course, this yield increase comes at the cost of having achieved a negative total return.

What is the portfolio's current strategy?

When the reporting period began on June 1, 1999, we had reduced the fund's average duration because of evidence that U.S. and international economic growth was stronger than many analysts expected. A shorter duration posture was designed to reduce the portfolio's sensi tivity to the eroding effects of higher interest rates. A lower average duration also put the fund in a good position to capture higher yields as they became available.

To achieve a lower duration, we sold some of our longer maturity bonds that were priced at a discount to face value. We reinvested the proceeds of those sales in tax-exempt money market instruments as well as higher yielding, intermediate-term bonds.

More recently, we have begun to increase the fund' s average duration by redeploying some of our cash reserves to longer term municipal bonds. We made this change because we believe that the bulk of the recent market declines may be behind us, giving us the opportunity to lock in prevailing high yields. We have found particularly attractive yield opportunities in current-coupon bonds from California issuers, for which investor demand and market liquidity tend to be greatest. We have also found attractive total return opportunities in some discounted bonds that, in our view, were punished more severely than circumstances warrant, and we believe they have the potential to recover strongly when investors once again recognize their perceived values. Of course, there can be no guarantee when the municipal market might recover, or how the fund might perform in the future. Finally, we have continued to carefully and independently evaluate the creditworthiness of issuers in order to help ensure the high credit quality of the portfolio.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                        The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.5%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Alameda Corridor Transportation Authority, Revenue:

   5%, 10/1/2029 (Insured; MBIA)                                                             26,775,000               23,291,305

   Zero Coupon, 10/1/2030 (Insured; MBIA)                                                    15,000,000                2,320,350

   Zero Coupon, 10/1/2031 (Insured; MBIA)                                                    22,500,000                3,260,925

   Zero Coupon, 10/1/2032 (Insured; MBIA)                                                    38,380,000                5,201,641

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                    22,600,000                2,877,432

   Zero Coupon, 10/1/2034 (Insured; MBIA)                                                    39,095,000                4,680,062

   Zero Coupon, 10/1/2035 (Insured; MBIA)                                                    16,000,000                1,800,960

   Zero Coupon, 10/1/2036 (Insured; MBIA)                                                    39,940,000                4,225,253

   Zero Coupon, 10/1/2037 (Insured; MBIA)                                                    40,340,000                4,012,216

Alameda County, COP:

   7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000)                                   5,980,000  (a)           6,297,897

   7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000)                                   4,045,000  (a)           4,260,032

Anaheim Public Finance Authority, Tax Allocation Revenue,

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               21,181,400

Berkeley, Health Facilities Revenue

   (Alta Bates Medical Center)
   6.55%, 12/1/2022 (Prerefunded 12/1/2002)                                                  17,000,000  (a)          18,398,590

Beverly Hills Finance Authority, LR (Capital Improvements Project)

   5.25%, 6/1/2028                                                                           10,000,000                8,988,000

Brea Public Finance Authority, Revenue, Tax Allocation
   (Redevelopment Project):

      6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001)                                  4,625,000  (a)           4,910,409

      6.75%, 8/1/2022 (Insured; MBIA)                                                         1,775,000                1,872,714

California:

   4.75%, 4/1/2022                                                                           10,000,000                8,466,700

   4.25%, 10/1/2026 (Insured; MBIA)                                                          17,000,000               13,064,500

   4.75%, 2/1/2029 (Insured; FGIC)                                                           10,000,000                8,293,200

California Department of Transportation, COP

   5.25%, 3/1/2016 (Insured; MBIA)                                                           13,320,000               12,804,916

California Educational Facilities Authority, Revenue:

   (California Institute of Technology) 4.25%, 10/1/2028                                     50,565,000               38,579,578

   (Claremont Colleges Pooled Facilities)
      6.375%, 5/1/2022 (Prerefunded 5/1/2002)                                                 3,655,000  (a)           3,901,603

   (Standford University):

      5.25%, 12/1/2013                                                                       17,650,000               17,728,190

      5.125%,1/1/2031                                                                        11,000,000                9,756,010

California Health Facilities Financing Authority, Revenue:

  (Adventist Health System-West):

      6.40%, 3/1/2002 (Insured; MBIA)                                                         1,955,000                2,042,271

      6.50%, 3/1/2003 (Insured; MBIA)                                                         2,140,000                2,234,481

   (Kaiser Permanente) 5.25%,6/1/2012 (Insured;FSA)                                          10,105,000               10,045,583

   (Saint Joseph's Health System)
      6.75%, 7/1/2021 (Prerefunded 7/1/2001)                                                  8,500,000  (a)           9,003,540



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                    Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Financing Authority, Revenue (continued):

   (San Diego Hospital Association)
      6.125%, 8/1/2022 (Insured; MBIA)                                                        4,250,000                4,287,273

   (Stanford University):

      6.50%, 11/1/2020 (Prerefunded 11/1/2000)                                                8,975,000  (a)           9,369,003

      6.50%, 11/1/2020 (Prerefunded 11/1/2002)                                                1,025,000  (a)           1,088,079

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         2,280,000                2,331,984

      6.35%, 2/1/2009                                                                         2,425,000                2,480,193

      6.40%, 2/1/2010                                                                         2,560,000                2,618,163

      6.70%, 8/1/2025                                                                         6,280,000                6,440,580

      7.125%, 2/1/2026                                                                        2,050,000                2,118,921

      6.40%, 8/1/2027 (Insured; MBIA)                                                        18,730,000               19,114,714

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,150,000                7,286,208

   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015                                          3,140,000                3,259,854

   Revenue:

      9.327%, 8/1/2026                                                                        5,610,000  (b)           5,904,525

      8.55%, 8/1/2027                                                                         5,000,000  (b)           4,985,700

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        3,100,000                3,104,030

      6.30%, 8/1/2024                                                                         7,870,000                7,953,422

      6.45%, 8/1/2025                                                                        13,830,000               14,081,568

California Pollution Control Financing Authority:

  PCR:

      8.168%, 6/1/2014                                                                       24,165,000  (b)          26,771,920

      (Pacific Gas & Electric Co.)
         6.35%, 6/1/2009(Insured; MBIA)                                                       5,000,000                5,321,300

   (Southern California Edison Co.):

      6.40%, 12/1/2024                                                                       12,600,000               12,702,060

      6.40%, 12/1/2024 (Insured; AMBAC)                                                       4,125,000                4,191,330

   SWDR (Browning Ferris Industry, Inc.):

      5.80%, 12/1/2016                                                                       16,560,000               14,665,370

California Public Works Board, LR:

  (Department of Corrections, California State Prison, Susanville)

      5.25%, 6/1/2015 (Insured; FSA)                                                          5,455,000                5,322,280

   (Department of Corrections, Calipatria State Prison,
      Imperial County)

      6.50%, 9/1/2017 (Insured; MBIA)                                                        13,000,000               14,311,830

   (Various University of California Projects)

      5.50%, 6/1/2014                                                                         5,000,000                5,062,400

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                              12,775,000  (a)          14,042,919

California Statewide Community Development Authority, Revenue:

  COP (Saint Joseph Health System)

      6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                                  7,000,000  (a)           7,704,970

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

California Statewide Community Development Authority,
  Revenue (continued):

  (Sherman Oaks Project):

      5.50%, 8/1/2013 (Insured; AMBAC)                                                        5,805,000                5,857,361

      5%, 8/1/2018 (Insured; AMBAC)                                                          12,000,000               10,780,440

Central Coast Water Authority, Revenue (State Water Project)

   5%, 10/1/2016 (Insured; AMBAC)                                                            10,200,000                9,511,296

Chico Public Financing Authority, Revenue

   (Southeast Chico Redevelopment Project) 6.625%, 4/1/2021
   (Insured; FGIC)                                                                            2,000,000                2,052,840

Contra Costa County, COP (Merrithew Memorial Hospital)

   6.60%, 11/1/2012 (Prerefunded 11/1/2002)                                                  10,000,000  (a)          10,828,200

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                8,441,400

East Bay Municipal Utility District,

   Water System Revenue (Insured; MBIA) 4.75%, 6/1/2034                                      46,000,000               37,458,720

Emeryville Public Financing Authority, Revenue

   (Shellmound Park Redevelopment Project)
      6.80%, 5/1/2024 (Prerefunded 5/1/2004)                                                  2,365,000  (a)           2,624,677

Folsom Community Facilities District Number 3, Special Tax

   7.80%, 12/1/2015 (Prerefunded 12/1/1999)                                                   1,900,000  (a)           1,957,209

Fontana, Special Tax

   5.25%, 9/1/2017                                                                           14,000,000               13,308,400

Foothill Eastern Transportation Corridor Agency,
   Toll Road Revenue:

      5%, 1/15/2016 (Insured; MBIA)                                                           5,000,000                4,651,200

      5.75%, 1/15/2040                                                                       20,000,000               18,514,600

Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC)                                        9,400,000                8,853,766

Hesperia Water District, COP

   (Water Facilities Improvement Project) 7.15%, 6/1/2026
   (Insured; FGIC) (Prerefunded 6/1/2001)                                                     4,500,000  (a)           4,827,735

Inglewood, HR (Daniel Freeman Hospital, Inc.)
    6.75%, 5/1/2013 (Prerefunded 5/1/2001)                                                    6,300,000  (a)           6,642,594

Lake Elsinore Public Financing Authority, Tax Allocation Revenue

  (Lake Elsinore Redevelopment Project)

   6.25%, 2/1/2019 (Insured; FGIC)                                                            4,220,000                4,318,959

Loma Linda, HR (Loma Linda University Medical Center Project)

   7%, 12/1/2015 (Insured; AMBAC)(Prerefunded 12/1/1999)                                     12,355,000  (a)          12,603,212

Los Angeles Community Redevelopment Agency, Tax Allocation

   (Hollywood Redevelopment Project) 6.10%, 7/1/2022
      (Insured; MBIA) (Prerefunded 7/1/2002)                                                  4,900,000  (a)           5,213,061



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Los Angeles County, COP

   (Disney Parking Project)
   6.50%, 3/1/2023 (Prerefunded 3/1/2003)                                                     7,440,000  (a)           8,045,467

Los Angeles County Metropolitan Transportation Authority,
   Sales Tax Revenue:

      5%, 7/1/2013 (Insured; AMBAC)                                                          10,000,000                9,716,300

      5.25%, 7/1/2013 (Insured; MBIA)                                                         5,150,000                5,122,551

Los Angeles Department Water and Power,

  Waterworks Revenue:

      4.50%, 10/15/2024                                                                      23,300,000               18,773,742

      6.40%, 5/15/2028                                                                        2,435,000                2,526,751

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,797,490

Los Angeles Harbor Department, Revenue:

   6%, 8/1/2012                                                                               8,900,000                9,254,843

   6.625%, 8/1/2019 (Insured; AMBAC)                                                          6,000,000                6,310,020

   6.625%, 8/1/2025                                                                          18,280,000               19,040,265

Los Angeles Municipal Improvement Corporation, LR

  (Central Library Project):

      6.30%, 6/1/2016                                                                         3,500,000                3,581,655

      6.30%, 6/1/2018                                                                         4,250,000                4,310,520

      6.35%, 6/1/2020                                                                         7,700,000                7,824,663

Merced Union High School District:

   Zero Coupon, 8/1/2021 (Insured; FGIC)                                                      2,390,000                  642,528

   Zero Coupon, 8/1/2022 (Insured; FGIC)                                                      2,445,000                  617,289

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  594,000

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  569,918

Metropolitan Water District of Southern California,

  Waterworks Revenue

   6.75%, 7/1/2018 (Prerefunded 7/1/2001)                                                     9,250,000  (a)           9,797,970

Modesto, Multi-Family Housing Mortage Revenue,

   6.40%, 6/1/2029                                                                            7,723,000                7,849,348

Moulton Niguel Water District, Improvement District Number 6

   7.25%, 4/1/2016 (Insured; AMBAC) (Prerefunded 4/1/2000)                                    5,000,000  (a)           5,156,700

Mount Diablo Hospital District, Revenue

   6.125%, 12/1/2020 (Insured; AMBAC)
   (Prerefunded 12/1/2000                                                                     5,000,000  (a)           5,212,000

Mount Diablo Unified School District, Community Facilities District,

  Special Tax

   7.05%, 8/1/2020 (Insured; FGIC) (Prerefunded 8/1/2000)                                     3,500,000  (a)           3,643,955

M-S-R Public Power Agency, Revenue (San Juan Project)

   5.90%, 7/1/2020                                                                           19,665,000               19,285,072

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Northern California Power Agency, Revenue:

   (Multiple Capital Facilities) 5%, 8/1/2025 (Insured; AMBAC)                               17,000,000               14,917,160

Northern California Power Agency, Revenue (continued):

  (Hydroelectric Project) 7%, 7/1/2016 (Insured; AMBAC)

      (Prerefunded 1/1/2016)                                                                    670,000  (a)             768,175

   7.50%, 7/1/2023 (Insured; AMBAC) (Prerefunded 7/1/2021)                                      375,000  (a)             448,196

Pasadena Community Development Commission, MFHR

   (Civic Center) 6.45%, 12/1/2021 (Insured; FSA)                                            13,185,000               13,386,994

Port of Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Ltd.)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            2,000,000                2,033,980

Sacramento City Financing Authority, LR (E.P.A. Building):

   5%, 5/1/2012 (Insured; AMBAC)                                                              3,260,000                3,202,200

   5%, 5/1/2014 (Insured; AMBAC)                                                              7,390,000                7,085,458

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                5,902,299

Sacramento Municipal Utility District, Electric Revenue:

   6.50%, 9/1/2013 (Insured; MBIA)                                                            6,930,000                7,773,866

   5.125%, 7/1/2015 (Insured; MBIA)                                                          15,270,000               14,682,716

   5.20%, 7/1/2017 (Insured; MBIA)                                                            5,000,000                4,729,150

   5.25%, 7/1/2028                                                                            1,600,000                1,416,000

San Bernardino County, COP:

  (Capital Facilities Project)

      6.875%, 8/1/2024                                                                        5,000,000                5,657,150

   (West Valley Detention Center) 5.90%, 11/1/2001

      (Insured; MBIA)                                                                         1,565,000                1,618,413

San Diego County Water Authority, Water Revenue, COP:

   5%, 5/1/2013 (Insured; FGIC)                                                               4,430,000                4,313,713

   4.75%, 5/1/2028 (Insured; FGIC)                                                           25,000,000               20,775,750

San Diego Unified School District:

   Zero Coupon, 7/1/2020 (Insured; FGIC)                                                     12,000,000                3,479,640

   Zero Coupon, 7/1/2022 (Insured; FGIC)                                                     10,000,000                2,559,800

   Zero Coupon, 7/1/2023 (Insured; FGIC)                                                     10,000,000                2,410,000

San Elijo Joint Powers Authority, Revenue

  (San Elijo Water Pollution Control Project) 7%, 3/1/2020

   (Insured; FGIC) (Prerefunded 3/1/2000)                                                     5,500,000  (a)           5,653,615

San Francisco Bay Area Rapid Transit District,

  Sales Tax Revenue:

      5%, 7/1/2028 (Insured; AMBAC)                                                          10,000,000                8,720,100

      5.50%, 7/1/2034 (Insured; FGIC)                                                         3,500,000                3,286,465

San Francisco City and County, SFMR

  (FNMA/GNMA Mortgage Backed Securities Program)

   7.45%, 1/1/2024                                                                              220,000                  225,608



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

San Francisco City and County Airports Commission,

  International Airport Revenue:

      6.10%, 5/1/2003 (Insured; AMBAC)                                                        3,000,000                3,173,310

      4.50%, 5/1/2012 (Insured; MBIA)                                                         2,000,000                1,851,380

      5%, 5/1/2016 (Insured; FGIC)                                                            3,365,000                3,141,328

      4.50%, Issue 20 5/1/2026 (Insured; MBIA)                                                8,750,000                7,025,813

      4.50%, Issue 21 5/1/2026 (Insured; MBIA)                                               10,670,000                8,567,477

      4.50%, 5/1/2028 (Insured; MBIA)                                                        10,000,000                7,971,200

      4.50%, 5/1/2029 (Insured: MBIA)                                                        15,410,000               12,242,475

San Francisco City and County Public Utilities Commission,

  Water Revenue

   6.50%, 11/1/2017 (Prerefunded 11/1/2001)                                                   3,500,000  (a)           3,721,165

San Francisco State Building Authority, LR

  (San Francisco Civic Center Complex)

      5.25%, 12/1/2016 (Insured; AMBAC)                                                      30,375,000               29,235,026

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                   115,240,000               17,458,860

San Marcos Public Facilities Authority, Tax Allocation Revenue

   6%, 1/1/2006 (Insured; FSA) (Prerefunded 1/1/2002)                                        10,500,000  (a)          11,069,100

San Mateo County, COP (Capital Projects Program)

   6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001)                                     6,000,000  (a)           6,335,520

Santa Barbara, COP (Water System Improvement Project)

   6.70%, 4/1/2027 (Insured; AMBAC)                                                           4,000,000                4,230,320

Santa Cruz County, COP (Capital Facilities Project)

   6.70%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/2001)                                     5,000,000  (a)           5,314,400

Santa Cruz County Public Financing Authority, Revenue

   7.10%, 9/1/2021 (Insured; MBIA)                                                            6,500,000                6,703,905

Stockton, Revenue, COP (Wastewater System Project)

   5.125%, 9/1/2016 (Insured; MBIA)                                                           4,900,000                4,630,891

Southern California Rapid Transportation District, COP

  (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,961,273

West Basin Municipal Water District, COP

   6.85%, 8/1/2016 (Insured; AMBAC) (Prerefunded 8/1/2000)                                    6,000,000  (a)           6,239,219

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,103,628,140)                                                                                           1,083,058,181

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                    Principal






SHORT-TERM MUNICIPAL INVESTMENTS--1.7%                                                            Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.6%

California Pollution Control Financing Authority, SWDR, VRDN

   (Shell Martinez Refining) 3.60%                                                            2,200,000  (c)           2,200,000

Irvine Improvement Bond Act 1915, VRDN:

   (Assessment District No.97-16) 3.55%                                                       6,600,000  (c)           6,600,000

   (Assessment District No.97-17) 3.55%                                                       2,500,000  (c)           2,500,000

   (Assessment District No.87-8) 3.55%                                                        7,200,000  (c)           7,200,000

U.S. RELATED--.1%

Commonwealth of Puerto Rico Highway and Transportation

  Authority, Transportation Revenue, VRDN

      3.65% (Insured; AMBAC)                                                                    600,000  (c)             600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $19,100,000)                                                                                                 19,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,122,728,140)                                                                          98.2%            1,102,158,181

CASH AND RECEIVABLES (NET)                                                                         1.8%               19,822,090

NET ASSETS                                                                                       100.0%            1,121,980,271



Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       LR            Lease Revenue

                  Corporation                                          MBIA          Municipal Bond Investors Assurance

BIGI           Bond Investors Guaranty Insurance                                        Insurance Corporation

COP            Certificate of Participation                            MFHR          Multi-Family Housing Revenue

FGIC           Financial Guaranty Insurance Company                    PCR           Pollution Control Revenue

FSA            Financial Security Assurance                            SWDR          Solid Waste Disposal Revenue

HR             Hospital Revenue                                        SFMR          Single Family Mortgage Revenue

LOC            Letter of Credit                                        VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                  or             Moody's            or           Standard & Poor's                      Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                                   Aaa                             AAA                                         74.1

AA                                    Aa                              AA                                          10.7

A                                     A                               AA                                           9.1

BBB                                   Baa                             BBB                                          2.9

BB                                    Ba                              BB                                           1.3

F1                                    MIG1/P1                         SP1/A1                                       1.7

Not Rated(d)                          Not Rated(d)                    Not Rated(d)                                  .2


                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.(

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S OR STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E) AT NOVEMBER 30, 1999, 29.8% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.(

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,122,728,140  1,102,158,18

Interest receivable                                                  20,246,912

Receivable for investment securities sold                               322,722

Prepaid expenses                                                         60,586

                                                                   1,122,788,401
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           615,591

Cash overdraft due to Custodian                                          35,360

Payable for shares of Common Stock redeemed                              41,244

Accrued expenses                                                        115,935

                                                                         808,130
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,121,980,271
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,145,078,81

Accumulated net realized gain (loss) on investments                  (2,528,583)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (20,569,959)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,121,980,271
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      80,977,101
--------------------------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($)

INTEREST INCOME                                                     32,835,893

EXPENSES:

Management fee--Note 3(a)                                            3,498,196

Shareholder servicing costs--Note 3(b)                                 607,372

Custodian fees                                                          41,084

Professional fees                                                       41,082

Directors' fees and expenses--Note 3(c)                                 28,238

Prospectus and shareholders' reports                                    17,316

Registration fees                                                       12,726

Loan commitment fees--Note 2                                             7,421

Miscellaneous                                                           14,382

TOTAL EXPENSES                                                       4,267,817

INVESTMENT INCOME--NET                                              28,568,076
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (6,402,865)

Net unrealized appreciation (depreciation) on investments          (64,629,675)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (71,032,540)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (42,464,464)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 1999           Year Ended

                                              (Unaudited)         May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         28,568,076           58,695,267

Net realized gain (loss) on investments        (6,402,865)          16,110,687

Net unrealized appreciation (depreciation)
   on investments                             (64,629,675)         (25,520,707)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (42,464,464)          49,285,247
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (29,044,115)         (58,553,571)

Net realized gain on investments                       --          (3,795,431)

TOTAL DIVIDENDS                              (29,044,115)         (62,349,002)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  23,257,904          123,029,082

Dividends reinvested                           18,658,069           40,028,943

Cost of shares redeemed                       (83,283,009)        (225,277,667)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (41,367,036)         (62,219,642)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (112,875,615)         (75,283,397)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,234,855,886        1,310,139,283

END OF PERIOD                               1,121,980,271        1,234,855,886

Undistributed investment income--net                  --               476,039
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,638,372            8,226,298

Shares issued for dividends reinvested          1,323,096            2,673,961

Shares redeemed                                (5,883,368)         (15,071,208)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,921,900)          (4,170,949)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended

                                          November 30, 1999                                Year Ended May 31,
                                                                       -----------------------------------------------------

                                                (Unaudited)         1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.72         14.88         14.32          14.00         14.54         14.59

Investment Operations:

Investment income--net                                 .35           .68           .70            .73           .77           .82

Net realized and unrealized
   gain (loss) on investments                         (.86)         (.12)          .56            .32          (.54)           --

Total from Investment Operations                      (.51)          .56          1.26           1.05           .23           .82

Distributions:

Dividends from investment
   income--net                                        (.35)         (.68)         (.70)          (.73)         (.77)         (.82)

Dividends from net realized
   gain on investments                                  --          (.04)           --             --            --          (.05)

Total Distributions                                   (.35)         (.72)         (.70)          (.73)         (.77)         (.87)

Net asset value, end of period                       13.86         14.72         14.88          14.32         14.00         14.54
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (6.78)(a)      3.81          8.89           7.61          1.58          5.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .73(a)        .72           .71            .73           .69           .71

Ratio of net investment income
   to average net assets                              4.90(a)       4.56          4.77           5.11          5.37          5.77

Portfolio Turnover Rate                              25.09(b)      58.49         64.67          60.56         56.12         39.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   1,121,980     1,234,856     1,310,139      1,369,058     1,371,274     1,557,754

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest income,
adjusted    for    amortization    of    premiums    and    original

issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $15,344 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds has agreed to pay commitment fees on its pro rata portion
of    the    Facility.    Interest    is     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1(1)/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 1999, there were no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $305,913 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $167,231 pursuant to the transfer agency agreement.


(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s Exchange privilege. During the period ended November 30, 1999, redemption fees retained by the fund amounted to $55.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $280,701,311 and $331,060,077, respectively.

At November 30, 1999, accumulated net unrealized depreciation on investments was $20,569,959, consisting of $23,787,431 gross unrealized appreciation and $44,357,390 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

                                                           For More Information

                          Dreyfus California Tax Exempt

                        Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  928SA9911